UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 22, 2008

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or othis jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On April 22, 2008, Analysts International Corporation (the “Company”) announced that Walter “Mic” Michels (“Michels”) has been named interim Chief Financial Officer and will also serve as Assistant Treasurer during the interim period.  Mr. Michels has served as the Company’s Controller since 2004.  The Company’s press release issued on April 22, 2008 contains more specific biographical information concerning Mr. Michels.

In connection with this appointment, the Company has agreed to pay Mr. Michels an annual salary of $175,000 while serving as interim Chief Financial Officer and retention bonuses of $15,000 and $10,000, respectively, if Mr. Michels remained or remains employed with the Company through the first and second quarters of fiscal year 2008.  In addition, if the Company involuntarily terminates Mr. Michels’ employment for reasons other than cause (as the term “cause” is defined in the Letter Agreement between the Company and Mr. Michels), Mr. Michels will receive a severance payment equivalent to nine months of his salary in effect at the time of termination, provided he remains available to provide services for up to 60 days for transition of his duties.  Mr. Michels is also eligible for severance equivalent to three months’ salary if he terminates his employment voluntarily under certain conditions outlined further in the Letter Agreement after appointment of a Chief Financial Officer.

The full text of the press release issued in connection with the announcement and the letter agreement between the Company and Mr. Michels are set forth in Exhibits 99.1 and 99.2 and are attached to this Current Report.  The portion of the press release pertaining to Mr. Michels’ appointment only is incorporated by reference as if set forth herein.  The full text of the letter agreement between the Company and Mr. Michels is incorporated by reference as if fully set forth herein.

Item 9.01                      Financial Statements and Exhibits.

           (c) Exhibits.

Exhibit Number	Description

99.1
Press Release entitled “Analysts International Corporation Reports 2008 First Quarter Financial Results, Company Also Names Walter Michels as Interim CFO” issued by Analysts International Corporation on April 22, 2008.

99.2	Letter Agreement between Analysts International Corporation and Walter Michels dated February 12, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 22, 2008	ANALYSTS INTERNATIONAL CORPORATION

/s/ Robert E. Woods
Robert E. Woods
Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description

99.1
Press Release entitled “Analysts International Corporation Reports 2008 First Quarter Financial Results, Company Also Names Walter Michels as Interim CFO” issued by Analysts International Corporation on April 22, 2008.

99.2	Letter Agreement between Analysts International Corporation and Walter Michels dated February 12, 2008.

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